FISCAL AND PAYING AGENCY AGREEMENT

            THIS AGREEMENT ("Agreement"), dated as of November 22, 1999, among Polo Ralph Lauren Corporation, a corporation incorporated under the laws of the State of Delaware (the "Issuer"), each of the subsidiaries of the Issuer identified on Schedule I hereto and each additional subsidiary that is required from time to time to become a party hereto pursuant to Section 16 hereof (each a "Guarantor" and collectively, the "Guarantors"), The Bank of New York, acting through its office at One Canada Square, London E14 5AL, as fiscal and principal paying agent ("BONY" or any successor or additional fiscal and principal paying agent appointed hereunder being called the "Agent"). BONY, and/or any successor or additional paying agent appointed hereunder, is sometimes referred to herein individually as a "Paying Agent" and collectively as the "Paying Agents").

                              W I T N E S S E T H:

            Section 1. Notes; Guarantees; Appointment of Agent. (a) The Issuer has authorized the creation and issue of euro 275,000,000 6.125 per cent unsecured, unsubordinated notes (the "Notes") due 2006.

            (b) The Guarantors hereby agree, jointly and severally, to guarantee fully the Issuer's obligations under the Notes on an equal and ratable basis (collectively, the "Guarantees"), on the terms and subject to the conditions described herein, in the Guarantees and in the Notes.

            (c) The Issuer and the Guarantors hereby (i) appoint the Agent to act, on the terms and conditions specified herein and in the Notes, as fiscal and principal paying agent for the Notes and any other Paying Agent to act on the terms and conditions specified herein and in the Notes, as paying agent for the Notes, and (ii) agree to all of the terms and conditions of the Notes (the "Terms and Conditions"), to which the rights of the Noteholders (as defined in
Section 4(b) below) hereunder shall be subject.

            Section 2. Amount; Execution. (a) The authorized aggregate principal amount of Notes which may be issued hereunder is euro 275,000,000.

            (b) Each of the Temporary Global Note, the Permanent Global Note and the Definitive Notes, if any (each as defined in Section 4 below), shall be executed by or on behalf

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of the Issuer by the manual or facsimile signature of an Authorized
Representative (as defined in Section 3 hereof) of the Issuer and authenticated manually by or on behalf of the Agent.

            (c) To evidence its guarantee of the payment of principal and interest and any Additional Amounts in respect of the Notes, each Guarantor shall execute a Guarantee, which shall be in substantially the form of Exhibit D hereto and shall be endorsed on each Note. Each Guarantor's execution of the Guarantee may be evidenced by a manual or facsimile signature of a duly authorized officer and may be imprinted or otherwise reproduced on the Guarantee, and for that purpose the Guarantor may adopt and use the facsimile signature of any such officer. Each Guarantee (including the payment of principal of, premium, if any, and interest and any Additional Amounts on the Notes) shall rank pari passu in right of payment with all other present and future unsecured and unsubordinated indebtedness of such Guarantor and shall rank senior in right of payment to all subordinated indebtedness of such Guarantor. In the event that any Guarantor is required, by the terms of its Guarantee, to make or cause to be made any payment in respect of the Notes, references to the Issuer in this Agreement (other than in Section 1(a)) shall be deemed to mean and include the Guarantor except where the context otherwise requires.

            Section 3. Authorized Representatives. From time to time the Issuer and each Guarantor will furnish the Agent with a certificate of the Issuer or such Guarantor, as the case may be, certifying the incumbency and specimen signatures of officers authorized to execute Notes or Guarantees on behalf of the Issuer or such Guarantor, as the case may be (each an "Authorized Representative"). Until the Agent receives a subsequent incumbency certificate of the Issuer or such Guarantor, the Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Agent shall have no responsibility to the Issuer or the Guarantors to determine by whom or by what means a facsimile signature may have been affixed on the Notes, the interest coupons appertaining thereto (the "Coupons"), if any, or the Guarantees endorsed on such Notes or to determine whether any facsimile or manual signature is genuine, or if such facsimile or manual signature resembles the specimen signatures filed with the Agent by a duly authorized officer of the Issuer or such Guarantor. Any Note or Coupon or the Guarantee endorsed on such Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer or such Guarantor, as the case may be, after the authentication and delivery thereof by the Agent, notwithstanding that such person


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shall have ceased to hold office on the date such Note, with attached Coupons, if applicable, is authenticated and delivered by the Agent.

            Section 4. Form of the Notes and Exchange of Notes. With regard to the issuance of Notes:

            (a) The Temporary Global Note and Permanent Global Note: The Notes will initially be represented by a temporary global note (the "Temporary Global Note") substantially in the form of Exhibit A hereto. The Temporary Global Note will be exchangeable for interests in a permanent global note (the "Permanent Global Note") substantially in the form of Exhibit B hereto as set out in the terms of the Temporary Global Note. Immediately before issue, the Issuer shall deliver to the Agent, and the Agent (or its agent on its behalf) shall authenticate, the duly executed Temporary Global Note. The Agent shall then deliver the Temporary Global Note upon written instruction of the Issuer to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedelbank.

            (b) The Definitive Notes: At any time on or after the Exchange Date (as defined in Section 4(c)), the Permanent Global Note will become exchangeable in whole, but not in part (free of charge to the holder), for Notes in definitive form (the "Definitive Notes") in the denominations of euro 1,000, euro 10,000 and euro 100,000 (i) at any time upon request of any holder thereof (a "Noteholder"), including any person who is from time to time shown in the records of Euroclear or Cedelbank as the holder of a particular principal amount of such Notes (an "Accountholder"), upon at least 60 days' prior written notice to the Agent specifying a Definitive Exchange Date (as defined below) or (ii) if the Issuer would suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Cedelbank which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two duly Authorized Representatives of the Issuer is given to the Agent. Thereupon (in the case of (ii) above) the Issuer may give notice to the Agent and the Noteholders of its intention to exchange the Permanent Global Note for Definitive Notes on the Definitive Exchange Date.

            On any Definitive Exchange Date, the Permanent Global Note shall be surrendered to or to the order of the Agent. In exchange for the Permanent Global Note, the Issuer will deliver, or procure the delivery of, an equal aggregate principal amount of Definitive


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Notes (having attached to them all Coupons in respect of interest which has not already been paid on the Permanent Global Note), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in this Agreement. On exchange of the Permanent Global Note, the Issuer will ensure that it is canceled. From and after such time as Definitive Notes are issued in exchange for the Permanent Global Note, any remaining interest in the Temporary Global Note will be exchangeable only for Definitive Notes, but only upon presentation to the Agent of a certificate or certificates in substantially the form set forth in Exhibit E hereto of Euroclear or Cedelbank, with respect to the Temporary Global Note or portions thereof being exchanged, to the effect that it has received in writing or by tested telex a certification or certifications in substantially the form set forth in Exhibit F hereto signed by the person appearing in its records as the owner of the Temporary Global Note or portions thereof being exchanged. No Definitive Notes delivered in exchange for the Permanent Global Note or Temporary Global Note will be mailed or otherwise delivered to any location in the United States or its possessions in connection with such exchange.

            If Definitive Notes have not been delivered by 5:00 p.m. (London time) on the Definitive Exchange Date, then at 5:00 p.m. (London time) on the Definitive Exchange Date, the holder(s) of the Permanent Global Note will cease to have any rights thereunder, and Accountholders will acquire directly against the Issuer all those rights that they would have had if they had been the holders of Definitive Notes in an aggregate principal amount equal to the amount of Notes they were shown as holding on the records of Euroclear and/or Cedelbank.

            "Definitive Exchange Date" means a day specified in the notice requiring exchange falling not less than 60 days after that date on which such notice is given and on which date banks are open for business in London and in the city in which the relevant clearing system is located.

            Each Definitive Note will be in substantially the form set out in Exhibit C-1 hereto, will have attached to it Coupons in substantially the form set out in Exhibit C-2 hereto, and will be security printed in accordance with applicable legal and stock exchange requirements. The Notes will be endorsed with the Terms and Conditions.

            (c) Exchange of Temporary Global Note for the Permanent Global Note:
At least 14 days before the Exchange Date (as defined below), the Issuer will execute and deliver to the London office of the Agent the Permanent Global Note. On and after the Exchange Date,


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the Temporary Global Note may be surrendered to the Agent at such office to be exchanged, as a whole or in part, for interests in the Permanent Global Note without charge, and the Agent shall authenticate and deliver, in exchange for such Temporary Global Note or the portions thereof to be exchanged, an equal aggregate principal amount of the Permanent Global Note, but only upon presentation to the Agent of a certificate or certificates in substantially the form set forth in Exhibit E hereto of Euroclear and/or Cedelbank, with respect to the Temporary Global Note or portions thereof being exchanged, to the effect that it has received in writing or by tested telex a certification or certifications in substantially the form set forth in Exhibit F hereto signed by the person appearing in its records as the owner of the Temporary Global Note or portions thereof being exchanged. "Exchange Date" means the date which is 40 days after the closing date for the sale of such Notes. On exchange in part of the Temporary Global Note, the principal amount of the Temporary Global Note so exchanged shall be endorsed by or on behalf of the Agent in accordance with the terms of the Temporary Global Note. Until so exchanged in full the holders of interests in the Temporary Global Note shall in all respects be entitled to the same benefits under this Agreement as the holders of interests in the Permanent Global Note and the holders of the Definitive Notes authenticated and delivered hereunder, except that neither the holder nor the beneficial owners of the Temporary Global Note shall be entitled to receive any payments of principal or interest, including Additional Amounts (as defined in, and payable pursuant to, Section 4 of the Terms and Conditions), if any, on the Temporary Global Note except (i) as provided in Section 7(i), or (ii) if, upon due certification, exchange of the Temporary Global Note is improperly refused or withheld.

            Section 5. Reliance on Instructions. No Paying Agent shall incur any liability to the Issuer in acting hereunder pursuant to instructions which such Paying Agent believed in good faith to have been given by an Authorized Representative.

            Section 6. Issuer's and Guarantors' Representations and Warranties. Each Paying Agent is entitled to assume that;

            (i) the issuance and delivery of the Notes by the Issuer have been duly and validly authorized by the Issuer;

            (ii) the execution and delivery of the Guarantees by the respective Guarantors have, in each case, been duly and validly authorized by each Guarantor;


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            (iii) the Notes, when completed, authenticated, issued and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Issuer; and

            (iv) upon the due authorization, issuance and delivery of the Notes and the due endorsement of the Guarantees thereon, the Guarantees will constitute the legal valid and binding obligations of the Guarantors.

            Section 7. Payments; Interest Payment Dates; Record Dates.

            (a) Payment to Agent: The Issuer will, on each date on which any payment in respect of the Notes becomes due, transfer to the Agent by 10:00 a.m. London time such amount as may be required for the purposes of such payment. The Issuer will procure the delivery to the Agent by 10:00 a.m. (London time) on the second business day in London before the due date for any such payment a copy of irrevocable instructions issued by it for such payment to be made to the Agent. In this Clause, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note or Coupon could claim the relevant payment but disregarding the necessity for it to be a business day in any particular place of presentation.

            (b) Notification of Non-payment: The Agent will forthwith notify by telex or facsimile each other Paying Agent, if any, and the Issuer if it has not by 10:00 a.m. London time on the due date for any payment due in respect of the Notes received the full amount so payable on such date.

            (c) Payment by Paying Agents: Each Paying Agent will, subject to the Agent's receipt of monies therefor from the Issuer and subject to and in accordance with the Terms and Conditions, pay or cause to be paid on behalf of the Issuer on and after each due date therefor the amounts due in respect of the Notes and Coupons and, in the case of each Paying Agent other than the Agent, will be entitled to claim any amounts so paid from the Agent. If any payment provided for in sub-Clause (a) is made late but otherwise in accordance with this Agreement, the Paying Agents may nevertheless make payments in respect of the Notes and Coupons. However, unless and until the full amount of any such payment has been made to the Agent, the Paying Agents will not be bound to make such payments.

            (d) Reimbursement of Paying Agents: The Agent will, subject to receipt of monies therefor from the Issuer, on demand promptly reimburse each other Paying Agent, if


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any, for payments in respect of the Notes and Coupons properly made by it in accordance with the Notes and this Agreement.

            (e) Late Payment: If the Agent has not by the due date for any payment in respect of the Notes received the full amount payable on such date but receives it later, it will forthwith give notice to each other Paying Agent and Noteholders that it has received such full amount.

            (f) Method of Payment to Agent: Unless otherwise provided in the Notes, all sums payable to the Agent hereunder will be paid in euro and in immediately available funds to such account with such bank as the Agent may from time to time notify to the Issuer.

            (g) Moneys Held by Agent: The Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (1) it may not exercise any lien, right of set-off or similar claim in respect of them and (2) it shall not be liable to anyone for interest on any sums held by it under this Agreement. Any monies paid by the Issuer to the Agent for payment of principal or interest which remain unclaimed for two years after such monies have become due and payable will be repaid to the Issuer upon its written request and the Noteholder may thereafter look only to the Issuer for payment thereof.

            (h) Partial Payments: If on presentation of a Note or Coupon only part of the amount payable in respect of it is paid (except as a result of deduction of tax as permitted by the Terms and Conditions) the Paying Agent to whom the Note or Coupon is presented shall procure that such Note or Coupons shall have attached to it a memorandum of the amount paid and the date of payment.

            (i) Payments on the Temporary Global Note: Prior to the Exchange Date, payments in respect of the Notes shall be made only with respect to that portion of the Temporary Global Note for which the Agent has received the certificates referred to in Section 4(c). In the event that the due date for any payment in respect of the Notes shall occur at a time when any portion of the principal amount of the Temporary Global Note has not been exchanged for interests in the Permanent Global Note, payments of principal of, and interest (including Additional Amounts (if any)), on that portion of the principal amount of the Temporary Global Note which has not been exchanged for interests in the Permanent Global Note shall be transferred by the Issuer to the Agent in accordance with Section 7(a) and shall be held by the


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Agent for payment in respect of the Notes upon such exchange or, prior to the
Exchange Date, upon presentation to the Agent of the certificates referred to in
Section 4(c).

            (j) Amounts to be Deducted or Withheld: At least five business days prior to the first payment date (and at least five business days prior to each succeeding payment date if there has been any change with respect to the matters set forth in any certificate required to be delivered hereunder) the Issuer will furnish to the Agent and each Paying Agent a certificate of an Authorized Representative of the Issuer specifying the amount required to be deducted or withheld in the United States on the payments of principal and interest due on such payment date for or on account of any taxes, assessments or other governmental charges described in Section 4 of the Terms and Conditions and certifying that such amount will be deducted or withheld and paid by the Issuer. The Issuer will provide the Agent with such evidence as the Agent may require of the Issuer's compliance with the foregoing requirement to pay. The Issuer will indemnify each of the Agent and each Paying Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with actions taken or omitted by it in reliance on any certificate furnished pursuant to this paragraph or the failure to furnish such a certificate. The obligations of the Issuer under this paragraph will survive the payment of the Notes and the resignation or removal of the Agent or any Paying Agent and the termination of this Agreement.

            Section 8. Duties of the Agent. In accordance with the Terms and Conditions and this Agreement or if otherwise requested by the Issuer, the Agent will:

            (a) receive requests to effect exchanges of the Permanent Global Note to Definitive Notes;

            (b) maintain a record of the Temporary Global Note, the Permanent Global Note and the certificate number or numbers of all Definitive Notes and Coupons delivered hereunder;

            (c) carry out such other acts as may be necessary to give effect to the Terms and Conditions with respect to payment, transfer, cancellation and replacement (if any Note or Coupon is mutilated or defaced or is apparently destroyed, lost or stolen, it may be replaced at the specified office of any Paying Agent subject to all applicable laws and stock exchange requirements upon payment by the claimant of the expenses incurred in connection therewith


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and on such terms and with such indemnity as the Issuer and the Agent may require; mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued); and

            (d) upon and in accordance with the written instructions of the Issuer received at least 15 days before the proposed publication date, arrange for the publication of any notice delivered to the Agent by the Issuer which is to be given to the Noteholders and supply a copy thereof to each other Paying Agent, Euroclear, Cedelbank and, so long as the Notes are listed thereon, the London Stock Exchange.

            Section 9. Liability. None of the Agent, the other Paying Agents, if any, or any of their respective officers or employees shall be liable for any act or omission hereunder except in the case of its gross negligence or willful misconduct. The duties and obligations of each of the Agent, the other Paying Agents, if any, and each of their respective officers and employees shall be determined by the express provisions of this Agreement and each shall not be liable except for the performance of such duties and obligations as are specifically set forth herein in respect of such person and no implied covenants shall be read into this Agreement against any of them. Each of the Agent and the Paying Agents may consult with counsel and shall be fully protected in any action reasonably taken in good faith in accordance with the advice of counsel. None of the Agent, the other Paying Agents, if any, nor any of their respective officers or employees shall be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) have been duly authorized or are in compliance with any other agreement to which the Issuer is a party (whether or not the Paying Agents are also a party to such other agreement).

            Section 10. Protection of Agent.

            (a) No provision of this Agreement shall require the Agent or any Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of its rights and powers, hereunder.

            (b) In acting hereunder and in connection with the Notes each of the Agent and each Paying Agent shall act solely as an agent of the Issuer and will not thereby assume any obligations towards, or relationship of agency or trust for, any of the Noteholders.

            (c) Each of the Agent and each Paying Agent may consult with legal or other professional advisers satisfactory to it, and the opinion of such advisers shall be full and


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complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

            (d) Each of the Agent and each Paying Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer, or any Note, form of transfer, resolution, direction, consent, certificate, affidavit, statement, telex, facsimile transmission or other paper or document believed by it in good faith to be genuine and to have been delivered, signed or sent by the proper party or parties.

            (e) Each of the Agent and each Paying Agent shall not be under any obligation to take any action hereunder which it expects will result in any expense or liability of the Agent or the Paying Agent, as the case may be, the payment of which within a reasonable time is not, in its good faith opinion, assured to it.

            (f) Each of the Agent and each Paying Agent shall not be responsible for any act done or omitted in connection herewith or therewith, except in the case of its gross negligence or willful misconduct.

            (g) Each of the Agent and each Paying Agent may perform the services required to be rendered by it hereunder either directly or through attorneys-in-fact or agents not regularly in its employ and the Agent and each Paying Agent, as the case may be, shall not be responsible or liable for any misconduct or negligence on the part of any such attorney or agent appointed by it with due care hereunder.

            (h) Each of the Agent and each Paying Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

            (i) Each of the Agent and each Paying Agent shall not have any duty or responsibility in the event of any default by the Issuer in the payment or performance of any of the Issuer's obligations under this Agreement, the Notes or any other agreement pertaining to any or all of the foregoing (including, but not limited to, any duty or responsibility to accelerate all or any of the Notes or to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Issuer.


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            Section 11. Indemnification by Issuer. The Issuer and the
Guarantors, jointly and severally, agree to indemnify and hold harmless, each of the Agent, each Paying Agent and each of its respective directors, officers, employees and agents from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including legal fees and expenses) relating to or arising out of or in connection with its performance under this Agreement, except to the extent caused by the gross negligence or willful misconduct of such Agent or Paying Agent, as the case may be, or its directors, officers or employees. The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone, telecopier or other electronically transmitted instructions, if authorized herein, received from or believed by the Agent or the Paying Agent, as the case may be, in good faith to have been given by, an Authorized Representative. This indemnity shall survive the resignation or removal of the Agent or any Paying Agent and the satisfaction or termination of this Agreement and the payment of the Notes and Coupons.

            Section 12. Compensation of the Paying Agents. The Issuer and the Guarantors, jointly and severally, agree to pay the compensation of the Agent and each Paying Agent at such rates as shall be agreed upon in writing from time to time between such Agent or Paying Agent, as the case may be, and the Issuer, and to reimburse the Agent and each Paying Agent for its out-of-pocket expenses (including costs of preparation of the Notes and legal fees and expenses), disbursements and advances incurred or made in accordance with any provisions of this Agreement. The obligations of the Issuer and the Guarantors to the Agent and each Paying Agent pursuant to this Section shall survive the resignation or removal of the Agent or any Paying Agent and the satisfaction or termination of this Agreement and the payment of the Notes and Coupons.

            Section 13. Meetings of the Noteholders. Attached hereto as Exhibit G are the provisions for meetings of the Noteholders (each, a "Meeting"). A Paying Agent shall, at the request of any Noteholder, issue Voting Certificates and Block Voting Instructions in a form and manner which comply with the provisions of Exhibit G (Provisions for Meetings of the Noteholders) (except that it shall not be required to issue the same less than 48 hours before the time fixed for any Meeting provided for therein). Such Paying Agent shall keep a full record of Voting Certificates and Block Voting Instructions issued by it and shall give to the Issuer, not


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less than 24 hours before the time appointed for any Meeting, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of such Meeting.

            Section 14. Notices. (a) All communications by or on behalf of the Issuer or the Guarantors relating to the issuance, transfer, exchange or payment of Notes or interest thereon shall be in writing and directed to the Agent at its address set forth in subsection (b)(ii) hereof (or such other address as the Agent shall specify in writing to the Issuer from time to time).

            (b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time:

            (i)    if to the Issuer or the Guarantors:
                   c/o Polo Ralph Lauren Corporation
                   650 Madison Avenue
                   New York, NY  10022
                   Attention: General Counsel
                   Fax no.:  (212) 318-7183

            (ii)   if to the Agent:
                   The Bank of New York
                   One Canada Square
                   London E14 5AL
                   Attention: Trevor Blewer
                   Telex no.: 011 44-171-883-265/6
                   Fax no.: 011 44-171-893-6399

            Section 15. Resignation or Removal of Agent or a Paying Agent. The Agent may at any time resign as such agent or a Paying Agent may at any time resign as such paying agent by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 30 days after the giving of such notice by the Agent or a Paying Agent, as the case may be, to the Issuer. The Agent or a Paying Agent may be removed at any time by the filing with it of an instrument in writing signed by a duly Authorized Representative of the Issuer and specifying such removal and the date upon which it is intended to become effective. Such registration or removal shall take effect on the date of the appointment by the Issuer of a successor agent or paying agent and the acceptance of such appointment by such successor Agent or Paying Agent. In the event of resignation by the Agent or a Paying Agent, if a


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successor agent or paying agent has not been appointed by the Issuer on or before the effective date of such resignation, the Agent or such Paying Agent may, at the expense of the Issuer, petition any court of competent jurisdiction for appointment of a successor Agent or Paying Agent. The Issuer may appoint a successor agent and additional or successor paying agents and shall forthwith give notice of any such appointment to the Agent, if continuing, and each continuing Paying Agent and the Noteholders, whereupon the Issuer, the continuing Agent and each continuing Paying Agent and the additional or successor agent or paying agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

            Section 16. Benefit of Agreement; Additional Guarantors. This Agreement is solely for the benefit of the parties hereto, their successors, assigns and any additional or successor Agent or Paying Agent appointed in accordance with Section 15 above and the holders from time to time of the Notes and no other person shall acquire or have any right under or by virtue hereof. The Issuer will cause each of its subsidiaries that is required from time to time following the date hereof to be a guarantor in respect of the Credit Facilities (as defined below) to (i) execute and deliver an instrument in form and substance satisfactory to the Agent agreeing to become a party to this Agreement as an additional Guarantor, (ii) execute and deliver a Guarantee pursuant to which such Guarantor will guarantee the Issuer's obligations under the Notes on the terms and conditions set forth herein, in the Notes and in such Guarantee, and (iii) deliver an opinion of counsel to the effect that each of this Agreement and such Guarantee has been duly authorized and executed by such subsidiary and constitutes the legal, valid and binding obligation of such subsidiary. The "Credit Facilities" means the 1997 Credit Facility and the 1999 Credit Facility, each by and among the Issuer, The Chase Manhattan Bank, as agent, and other financial institutions, each as in effect of the date hereof, and as each such agreement may be amended, renewed, extended, substituted, refinanced, replaced, supplemented or otherwise modified from time to time. The "1997 Credit Facility" means the Company's $225.0 million revolving line of credit, and the "1999 Credit Facility" means the Company's $100.0 million senior credit facility consisting of a $20.0 million revolving line of credit and an $80.0 million term loan.

            Section 17. Notes Held by a Paying Agent. Each of the Agent and each Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as Agent or Paying Agent hereunder and may


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

engage or be interested in any financial or other transaction with the Issuer and may act on, or as a depositary, trustee or agent for, any committee or body of holders of Notes or other obligations of the Issuer as freely as if it were not appointed hereunder.

            Section 18. Consolidation, Merger or Transfer. The Issuer may (or may cause a Guarantor to), without the consent of the Noteholders, merge or consolidate with any other corporation or dispose of all or substantially all of its assets to any other corporation, provided that the successor corporation assumes all obligations of the Issuer under the Notes and this Agreement (or, with respect to a Guarantor, all of the obligations under such Guarantee) and certain other conditions set forth in the Terms and Conditions are met.

            Section 19. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 20. Governing Law. This Agreement is to be delivered and performed in, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

            Section 21. Submission to NY Jurisdiction. Each of the parties to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in New York City, the Borough of Manhattan over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. As long as any of the Notes or any of the Coupons appertaining thereto remain outstanding, the Issuer and the Guarantors will at all times have either a registered office or an authorized agent in New York City, at which or upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any Note or any of the Coupons appertaining thereto. Service of process at such office or upon such agent and written notice of such service mailed or delivered to the Issuer and the Guarantors shall to the extent permitted by law be deemed in every respect effective service of process upon the Issuer and the Guarantors in any such suit, action or proceeding.

            Section 22. Modification of Fiscal Agency Agreement and Notes. This Agreement, the Terms and Conditions or the Guarantees may be amended by the Issuer and the Agent, without the consent of the holder of any Note or Coupon, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained herein or therein or in any other manner which the Issuer may deem necessary or desirable and which will not be inconsistent with the Notes or any Coupons and which will not adversely affect the interests of the holders of Notes or any Coupons.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

                                 Issuer:

                                 Polo Ralph Lauren Corporation

                                 By: ___________________________________________


                                 Guarantors:

                                 The Ralph Lauren Womenswear Company, L.P.

                                 By:  Polo Ralph Lauren Womenswear, Inc., its
                                      General Partner

                                      By:  _____________________________________
                                           Name:
                                           Title:


                                 Polo Retail, LLC

                                 By: Fashions Outlet of America, Inc., its sole Member

                                      By:  _____________________________________
                                           Name:
                                           Title:


                                 Fashions Outlet of America, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 The Polo/Lauren Company, L.P.

                                 By:   PRL International, Inc., its
                                       General Partner

                                      By:  _____________________________________
                                           Name:
                                           Title:


                                 PRL International, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 RL Fragrances, LLC

                                 By:   PRL International, Inc., its sole
                                       Member

                                      By:  _____________________________________
                                           Name:
                                           Title:


                                 PRL USA Holdings, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 PRL Fashions, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 PRL USA, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 Ralph Lauren Home Collection, Inc.

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 PRL Financial Corporation

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 Agent:

                                 The Bank of New York,
                                   as Fiscal Agent

                                 By: ___________________________________________
                                     Name:
                                     Title:


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

                                                                      Schedule I

                                   Guarantors

The Ralph Lauren Womenswear Company, L.P., a Delaware limited partnership Polo Retail, LLC, a Delaware limited liability company
Fashions Outlet of America, Inc., a Delaware corporation
The Polo/Lauren Company, L.P., a New York limited partnership
PRL International, Inc., a Delaware corporation
RL Fragrances, LLC, a Delaware limited liability company
PRL USA Holdings, Inc., a Delaware corporation
PRL Fashions, Inc., a Delaware corporation
PRL USA, Inc., a Delaware corporation
Ralph Lauren Home Collection, Inc., a Delaware corporation
PRL Financial Corporation, a Delaware corporation


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